February 11, 2010

THE DREYFUS FUND INCORPORATED

Supplement to Statement of Additional Information dated May 1, 2009

The following information supersedes the third sentence in the section of the Statement of Additional Information entitled “Management Arrangements - Portfolio Managers”

The Fund’s primary portfolio managers are: Sean P. Fitzgibbon, David Sealy and Barry K. Mills, each of whom is a dual employee of Dreyfus and The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus.

The following information supersedes the first two paragraphs in the section of the Statement of Additional Information entitled “Management Arrangements – Additional Information about Portfolio Managers”

The following table lists the number and types of other accounts advised by the Fund’s primary portfolio managers and assets under management in those accounts as of the end of the Fund’s fiscal year:

     * The advisory fee for two of these accounts, which had total assets of $160 million, is based on the performance of the account.

     The dollar range of Fund shares beneficially owned by the primary portfolio managers are as follows as of the end of the Fund’s fiscal year: